UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2008

AVID TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21174 (Commission File Number)	04-2977748 (I.R.S. Employer Identification No.)
Avid Technology Park, One Park West, Tewksbury, MA (Address of Principal Executive Offices)		01876 (Zip Code)
Registrant’s telephone number, including area code: (978) 640-6789
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)        On July 7, 2008, the Compensation Committee of the Board of Directors of Avid Technology, Inc. (the “Company”) adopted the following form agreements for equity awards under the Company’s Amended and Restated 2005 Stock Incentive Plan (the “Amended and Restated 2005 Plan”):

•	Form of Incentive Stock Option Agreement
•	Form of Nonstatutory Stock Option Agreement
•	Form of Nonstatutory Stock Option Agreement for Outside Directors
•	Form of Restricted Stock Agreement
•	Form of Restricted Stock Agreement for Outside Directors
•	Form of Restricted Stock Unit Agreement
•	Form of Restricted Stock Unit Agreement for Outside Directors
•	Form of Stock Option Agreement for UK Employees (for grants under the HM Revenue and Customs Approved Sub-Plan for UK Employees under the Amended and Restated 2005 Plan)

Each of the preceding form agreements is attached as an exhibit to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01.           Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2008	AVID TECHNOLOGY, INC. (Registrant)
	By:	/s/ Paige Parisi Paige Parisi Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

*#10.1	Form of Incentive Stock Option Agreement under the Registrant’s Amended and Restated 2005 Stock Incentive Plan
*#10.2	Form of Nonstatutory Stock Option Agreement under the Registrant’s Amended and Restated 2005 Stock Incentive Plan
*#10.3	Form of Nonstatutory Stock Option Agreement for Outside Directors under the Registrant’s Amended and Restated 2005 Stock Incentive Plan
*#10.4	Form of Restricted Stock Agreement under the Registrant’s Amended and Restated 2005 Stock Incentive Plan
*#10.5	Form of Restricted Stock Agreement for Outside Directors under the Registrant’s Amended and Restated 2005 Stock Incentive Plan
*#10.6	Form of Restricted Stock Unit Agreement under the Registrant’s Amended and Restated 2005 Stock Incentive Plan
*#10.7	Form of Restricted Stock Unit Agreement for Outside Directors under the Registrant’s Amended and Restated 2005 Stock Incentive Plan
*#10.8	Form of Stock Option Agreement for UK Employees under the HM Revenue and Customs Approved Sub-Plan for UK Employees under the Registrant’s Amended and Restated 2005 Stock Incentive Plan

_________________________________________

* Documents filed herewith

# Management contract or compensatory plan

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